UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2011

MusclePharm Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

4721 Ironton Street, Building A
Denver, Colorado 90839
 (Address of principal executive offices)

(303) 396-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President and Chief Marketing Officer

On May 25, 2011, the board of directors of MusclePharm Corporation, a Nevada corporation (the “Company”), appointed Jeremy DeLuca as the Company’s new President and Chief Marketing Officer.  The relevant business experience of Mr. DeLuca is as follows:

Jeremy DeLuca, age 32, President, Chief Marketing Officer

Mr. DeLuca is the Company’s President and Chief Marketing Officer.  Prior to joining the Company, from April 1999 to November 2010, Mr. DeLuca served as the President of Bodybuilding.com, an online sports nutrition and supplements company which he co-founded in 1999 (“Bodybuilding.com”).  As President, Mr. DeLuca was actively involved in all aspects of Bodybuilding.com’s business, with a focus on marketing, sales, and e-commerce.  Mr. DeLuca’s responsibilities also included managing all vendor relations, marketing strategies, sales promotions, store content and store site development.  During Mr. DeLuca’s tenure, Bodybuilding.com grew tremendously, achieving annual sales of over $200,000,000 in 2010.

Family Relationships

Mr. DeLuca does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Appointment of Senior President

On May 25, 2011, the board of directors of the Company appointed Cory Gregory as the Company’s Senior President.  The relevant business experience of Mr. Gregory is as follows:

Cory Gregory, age 32, Senior President, Director

Mr. Gregory is the Company’s Senior President and member of the board of directors.  Prior to his promotion to Senior President, Mr. Gregory served as the Company’s President and member of the Company’s board of directors since May 2010.  Prior to joining the Company, Mr. Gregory served as the President, managing member, and owner of T3 Personal Training LLC (“T3”) from November 2000 until April 2009.  T3 was a personal training service that managed and oversaw over 40 clients using 7 trainers over a ten year period.  During the same period, Mr. Gregory served as President of the Ohio Natural Bodybuilding Federation, a federation founded by Mr. Gregory in 2004 which hosted 14 bodybuilding competitions over a six year period.  In 2004, Mr. Gregory purchased the Old School Gym, located in Pataskala, OH, which he continues to own at present day.

Family Relationships

Mr. Gregory does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Departure of President

As disclosed herein, the Company promoted Mr. Gregory to Senior President.  In connection therewith, on May 25, 2011, Mr. Gregory resigned from his position as President of the Company.  His resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies (including accounting or financial policies) or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: May 26, 2011	By:	/s/ Brad J. Pyatt
Brad J. Pyatt
Chief Executive Officer